Brown Capital Management Mutual Funds

The Brown Capital Management Mid Company Fund
(Investor Shares BCMSX / Institutional Shares BCMIX)

The Brown Capital Management Small Company Fund
(Investor Shares BCSIX / Institutional Shares BCSSX)

The Brown Capital Management International Equity Fund
(Investor Shares BCIIX / Institutional Shares BCISX)

The Brown Capital Management International Small Company Fund
(Investor Shares BCSVX / Institutional Shares BCSFX)

(collectively, the “Funds”)

Supplement to the Prospectus and Statement of Additional Information dated July 29, 2016
Supplement dated September 7, 2016

Special Meeting of Shareholders

A special meeting of the Funds’ shareholders was held on September 2, 2016 to consider the approval of a new investment advisory agreement with Brown Capital Management, LLC and Brown Capital Management Mutual Funds on behalf of each of the Funds, as well as to consider certain revisions to the Funds’ fundamental investment restrictions (the “Proposals”). Each of the Proposals was approved by the Funds’ shareholders. Any information contained in the Prospectuses and the Statement of Additional Information for the Funds pertaining to the Proposals shall become effective immediately upon the effective date of such Proposals, and information noted as being effective as of July 29, 2016, but which by its context would be superseded upon the effectiveness of the Proposals is hereby deleted in its entirety as of the effective date of the Proposals. The Proposals are expected to become effective on or about September 28, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated July 29, 2016, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at 1-877-892-4BCM (1-877-892-4226).